                         TRANSAMERICA IDEX MUTUAL FUNDS

  Supplement dated December 29, 2005 to the Prospectus dated March 1, 2005, as previously supplemented

                                     * * *
The following information supplements, amends, and replaces the section entitled "Minimum Account Balance" under "Features and Policies":

     Minimum Account Balance

     Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, TA IDEX reserves the right to close such fund accounts, or assess an annual fee on such fund accounts to help offset the costs. TA IDEX generally provides a 60-day notification to the address of record prior to closing any fund accounts or assessing a minimum account balance fee. The following describes the fees assessed to fund accounts with balances below the stated minimum:

     Account Balance (per fund account)      Fee Assessment (per fund account)
     If your fund account balance is         $25 annual fee assessed until
     below $1,000                            balance reaches $1,000

     No fees will be charged on:

     --accounts opened within the preceding 24 months
     --accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 monthly minimum per fund account)
     --accounts owned by an individual, which, when combined by Social Security Number, have a balance of $5,000 or more
     --accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
     --UTMA/UGMA accounts
     --State Street Custodial accounts
     --Coverdell ESA accounts
     --Omnibus and Network Level 3 accounts
     --B-share accounts whose shares have started to convert to A-share accounts (as long as the combined value of both accounts is at least $1,000)

                                     * * *

Effective January 3, 2006, the following information supplements, amends and replaces the first sentence in the third bullet in the Prospectus under the section entitled "Waivers and/or Reductions of Charges - Class A and Class T Sales Charge Reductions":

     A "Letter of Intent" ("LOI") allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A or Class T investments.

                                     * * *

             Investors Should Retain This Supplement For Future Use





                                     535919